UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 6, 2004

Information Resources, Inc. Litigation Contingent Payment Rights Trust
(Exact name of registrant as specified in its charter)

Delaware	333-108592	20-0271216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Information Resources, Inc. Litigation Contingent Payment Rights Trust c/o Information Resources, Inc., 150 North Clinton Street, Chicago, Illinois	60661
(Address of principal executive offices)	(Zip Code)

(312) 726-1221 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On December 6, 2004, Information Resources, Inc. Litigation Contingent Payment Rights Trust (the “Trust”) issued a press release announcing that a U.S. District Court judge issued a legal ruling concerning the defendants’ pending motion in limine in Information Resources, Inc.’s antitrust lawsuit against The Dun & Bradstreet Corp., A.C. Nielsen Co. and IMS International, Inc.  A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)               Exhibits.  The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of Information Resources, Inc. Litigation Contingent Payment Rights Trust dated December 6, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION RESOURCES, INC. LITIGATION CONTINGENT PAYMENT RIGHTS TRUST

Date: December 8, 2004	By:	/s/ Monica M. Weed
	Name:	Monica M. Weed
	Title:	Litigation Trustee

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Information Resources, Inc. Litigation Contingent Payment Rights Trust dated December 6, 2004